UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	October 31, 2012

Item 1. Schedule of Investments:

Putnam Premier Income Trust

The fund's portfolio
10/31/12 (Unaudited)

MORTGAGE-BACKED SECURITIES (48.6%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (12.9%)

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.744s, 2032			$495,815	$809,408
IFB Ser. 3408, Class EK, 24.932s, 2037			294,308	468,044
IFB Ser. 2979, Class AS, 23.489s, 2034			139,890	186,023
IFB Ser. 3072, Class SM, 23.012s, 2035			512,218	813,473
IFB Ser. 3072, Class SB, 22.865s, 2035			458,802	725,791
IFB Ser. 3951, Class CS, IO, 6.536s, 2026			11,298,480	1,769,455
IFB Ser. 4098, Class MS, IO, 6.486s, 2041			8,919,144	1,918,329
IFB Ser. 3727, Class PS, IO, 6.486s, 2038			4,694,187	397,856
IFB Ser. 3895, Class SM, IO, 6.436s, 2040			10,928,522	1,409,689
IFB Ser. 4048, Class GS, IO, 6.436s, 2040			4,719,030	912,377
IFB Ser. 3940, Class PS, IO, 6.436s, 2040			13,260,027	2,157,406
IFB Ser. 3860, Class SP, IO, 6.386s, 2040			9,610,890	1,615,687
IFB Ser. 4032, Class SA, IO, 6.286s, 2042			12,335,550	1,590,178
IFB Ser. 4112, Class SC, IO, 5.936s, 2042			18,708,842	3,243,964
IFB Ser. 4105, Class LS, IO, 5.936s, 2041			5,603,730	1,123,716
IFB Ser. 3922, Class CS, IO, 5.886s, 2041(F)			4,785,097	754,579
IFB Ser. 3768, Class PS, IO, 5.786s, 2036			12,154,223	663,213
IFB Ser. 3753, Class S, IO, 5.736s, 2040			5,688,528	687,956
FRB Ser. 3030, Class EF, 5 1/2s, 2035			5,980	5,969
FRB Ser. 3007, Class LU, 5 1/2s, 2035			7,791	7,593
Ser. 3632, Class CI, IO, 5s, 2038			1,929,660	106,749
Ser. 3626, Class DI, IO, 5s, 2037			1,134,314	36,468
Ser. 4125, Class SH, IO, 4 1/2s, 2042(FWC)			6,564,000	944,888
Ser. 4122, Class TI, IO, 4 1/2s, 2042			8,924,000	1,358,233
Ser. 4000, Class PI, IO, 4 1/2s, 2042			6,529,340	841,632
Ser. 4019, Class GI, IO, 4 1/2s, 2041			17,235,903	2,133,805
Ser. 4024, Class PI, IO, 4 1/2s, 2041			11,669,437	1,487,865
Ser. 3747, Class HI, IO, 4 1/2s, 2037			1,269,449	103,988
Ser. 4090, Class BI, IO, 4s, 2042			1,705,585	192,407
Ser. 4098, Class PI, IO, 4s, 2042			8,410,078	1,316,177
Ser. 4010, Class NI, IO, 4s, 2041			9,089,951	1,204,419
Ser. 3748, Class NI, IO, 4s, 2034			6,501,126	258,095
Ser. 3751, Class MI, IO, 4s, 2034			13,628,758	240,548
Ser. 3740, Class KI, IO, 4s, 2033			5,707,592	84,529
Ser. 4105, Class HI, IO, 3 1/2s, 2041			5,147,574	766,165
Ser. T-57, Class 1AX, IO, 0.004s, 2043			5,225,184	63,109
Ser. 4077, Class TO, PO, zero %, 2041			3,548,792	3,026,339
Ser. 3124, Class DO, PO, zero %, 2036			6,148	6,071
FRB Ser. 3326, Class WF, zero %, 2035			17,380	15,642

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.636s, 2036			608,174	1,128,106
IFB Ser. 07-53, Class SP, 23.427s, 2037			446,795	717,490
IFB Ser. 08-24, Class SP, 22.511s, 2038			403,902	626,052
IFB Ser. 05-75, Class GS, 19.618s, 2035			476,754	699,375
IFB Ser. 05-83, Class QP, 16.846s, 2034			510,174	716,038
IFB Ser. 12-88, Class SB, IO, 6.459s, 2042			12,576,609	2,296,992
IFB Ser. 10-135, Class SP, IO, 6.389s, 2040			11,550,983	2,029,970
IFB Ser. 10-99, Class NS, IO, 6.389s, 2039			9,292,856	978,352
IFB Ser. 11-87, Class HS, IO, 6.289s, 2041			7,159,441	1,245,743
IFB Ser. 404, Class S13, IO, 6.189s, 2040			10,995,913	1,688,310
IFB Ser. 10-35, Class SG, IO, 6.189s, 2040			8,366,792	1,114,959
IFB Ser. 12-113, Class CS, IO, 5.939s, 2041			4,096,633	797,860
IFB Ser. 12-113, Class SG, IO, 5.889s, 2042			4,361,928	791,428
IFB Ser. 10-46, Class WS, IO, 5.539s, 2040			7,788,093	995,240
Ser. 374, Class 6, IO, 5 1/2s, 2036			1,664,193	229,292
Ser. 12-132, Class SA, IO, 5s, 2042(FWC)			19,274,000	3,219,722
Ser. 398, Class C5, IO, 5s, 2039			1,236,666	123,914
Ser. 10-13, Class EI, IO, 5s, 2038			767,994	33,083
Ser. 378, Class 19, IO, 5s, 2035			3,977,902	462,435
Ser. 12-30, Class HI, IO, 4 1/2s, 2040			23,261,536	3,927,710
Ser. 409, Class 81, IO, 4 1/2s, 2040			13,517,379	1,680,796
Ser. 409, Class 82, IO, 4 1/2s, 2040			16,396,181	2,202,442
Ser. 366, Class 22, IO, 4 1/2s, 2035			1,548,225	119,833
Ser. 12-75, Class AI, IO, 4 1/2s, 2027			6,137,993	623,068
Ser. 12-118, Class PI, IO, 4s, 2042			8,969,000	1,540,157
Ser. 12-96, Class PI, IO, 4s, 2041			5,398,214	784,307
Ser. 406, Class 2, IO, 4s, 2041			6,429,002	748,336
Ser. 406, Class 1, IO, 4s, 2041			4,264,890	527,993
Ser. 409, Class C16, IO, 4s, 2040			10,874,895	1,092,714
Ser. 03-W10, Class 1, IO, 1.4s, 2043			954,733	42,702
Ser. 00-T6, IO, 0.76s, 2030			4,048,466	80,969
Ser. 99-51, Class N, PO, zero %, 2029			53,093	51,228

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.863s, 2041			7,087,077	7,879,342
IFB Ser. 10-151, Class SL, IO, 6.489s, 2039			3,247,292	498,752
IFB Ser. 10-163, Class SI, IO, 6.415s, 2037			8,694,732	1,287,907
IFB Ser. 10-120, Class SB, IO, 5.989s, 2035			1,910,414	158,087
IFB Ser. 10-20, Class SC, IO, 5.939s, 2040			525,258	86,972
IFB Ser. 10-116, Class SL, IO, 5.839s, 2039			3,195,991	489,306
IFB Ser. 10-61, Class SJ, IO, 5.836s, 2040			8,659,558	1,589,029
IFB Ser. 11-70, Class SM, IO, 5.676s, 2041			5,451,000	1,373,325
IFB Ser. 11-70, Class SH, IO, 5.676s, 2041			5,599,000	1,439,055
Ser. 11-140, Class BI, IO, 4 1/2s, 2040			3,709,935	358,899
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			936,381	140,925
Ser. 10-35, Class QI, IO, 4 1/2s, 2040			17,912,130	2,882,733
Ser. 10-168, Class PI, IO, 4 1/2s, 2039			3,700,912	446,293
Ser. 11-73, Class IP, IO, 4 1/2s, 2039			10,649,856	1,100,753
Ser. 10-158, Class IP, IO, 4 1/2s, 2039			10,797,448	1,309,083
Ser. 10-98, Class PI, IO, 4 1/2s, 2037			4,503,225	461,581
Ser. 11-116, Class BI, IO, 4s, 2026			17,069,420	1,760,711
Ser. 10-H03, Class DI, IO, 2.097s, 2060			14,073,649	1,512,917
Ser. 12-H04, Class FI, IO, 0.941s, 2062			40,098,878	1,904,697
Ser. 11-70, PO, zero %, 2041			11,621,584	9,656,025
Ser. 06-36, Class OD, PO, zero %, 2036			20,781	19,463

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.038s, 2045			6,841,029	1,299,795

				106,420,101
Commercial mortgage-backed securities (11.7%)

Banc of America Commercial Mortgage, Inc.
FRB Ser. 08-1, Class AJ, 6.248s, 2051			1,330,000	1,257,515
FRB Ser. 06-2, Class B, 5.762s, 2045			5,425,000	4,584,668
FRB Ser. 05-5, Class D, 5.231s, 2045			1,456,000	1,275,820

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036			318,946	258,346
Ser. 01-1, Class K, 6 1/8s, 2036			681,276	104,626
Ser. 07-5, Class XW, IO, 0.392s, 2051			197,038,503	2,495,887

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.894s, 2050			5,545,000	4,713,250
FRB Ser. 06-PW12, Class AJ, 5.751s, 2038			1,500,000	1,372,982
Ser. 05-PWR7, Class D, 5.304s, 2041			1,026,000	911,451
Ser. 05-PWR7, Class B, 5.214s, 2041			1,641,000	1,558,950
FRB Ser. 05-T20, Class C, 5.15s, 2042			1,518,000	1,466,751

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.73s, 2049			3,117,000	3,053,631
Ser. 06-C5, Class AJ, 5.482s, 2049			2,069,000	1,982,073

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A Ser. 07-CD5, Class XS, IO, 0.032s, 2044			58,386,506	226,093

Commercial Mortgage Pass-Through Certificates FRB Ser. 04-LB3A, Class E, 5.357s, 2037			1,522,000	1,516,521

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)		GBP	868,987	1,177,955
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)		GBP	282,011	405,035

Credit Suisse Mortgage Capital Certificates FRB Ser. 06-C1, Class AJ, 5.41s, 2039			$1,180,000	1,218,114

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038			1,001,488	41,061

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5, Class M, 5 1/4s, 2035			667,940	33,397

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031			552,708	549,944

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.066s, 2020			5,158,221	106,363

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035			891,000	484,725

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.307s, 2045			709,000	588,470
FRB Ser. 06-C1, Class AJ, 5.3s, 2044			1,744,000	1,552,160

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B, 4.965s, 2041			1,054,000	897,218

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 02-C3, Class H, 5.944s, 2039			1,010,000	1,004,426

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042			999,000	910,591

GS Mortgage Securities Corp. II Ser. 05-GG4, Class AJ, 4.782s, 2039			1,414,000	1,412,261

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO, 0.746s, 2039			126,375,751	2,053,606

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB Ser. 05-2A, Class E, 2.211s, 2030 (Cayman Islands)			779,289	389,645

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 06-LDP7, Class AJ, 5.868s, 2045			4,620,000	4,446,912
FRB Ser. 04-CBX, Class E, 5.126s, 2037			4,261,000	3,753,089
FRB Ser. 04-CBX, Class B, 5.021s, 2037			573,000	564,892
FRB Ser. 05-LDP3, Class AJ, 4.997s, 2042(F)			1,451,000	1,455,676
FRB Ser. 05-LDP2, Class B, 4.882s, 2042			4,360,000	4,359,128

JPMorgan Chase Commercial Mortgage Securities Corp. 144A Ser. 07-CB20, Class X1, IO, 0.159s, 2051			120,652,126	1,181,788

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031			1,951,082	1,960,837
Ser. 98-C4, Class J, 5.6s, 2035			965,000	1,036,989

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039			1,028,000	871,083
FRB Ser. 06-C6, Class AJ, 5.452s, 2039			3,170,000	3,296,233
Ser. 04-C8, Class E, 4.986s, 2039			1,467,000	1,474,335

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO, 2.406s, 2028(F)			148,958	186

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 5.805s, 2051(F)			917,000	884,603
Ser. 06-C2, Class AJ, 5.802s, 2043			1,384,000	1,252,520
Ser. 05-CKI1, Class AJ, 5.261s, 2037			1,379,000	1,405,753
Ser. 04-KEY2, Class D, 5.046s, 2039			993,000	886,253

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 9.144s, 2037(F)			669,826	30,144
Ser. 07-C5, Class X, IO, 4.87s, 2049			3,953,447	291,764

Morgan Stanley Capital I
Ser. 06-HQ9, Class C, 5.842s, 2044			2,480,000	2,380,758
Ser. 06-HQ9, Class AJ, 5.793s, 2044			1,992,000	2,093,767
FRB Ser. 07-T27, Class AJ, 5.653s, 2042			1,908,000	1,884,698
FRB Ser. 06-HQ8, Class B, 5.497s, 2044			4,110,000	3,680,094
Ser. 04-IQ8, Class C, 5.3s, 2040			3,200,000	3,208,000

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039			3,099,510	2,948,409

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.73s, 2012			539	—

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018			376,000	376,000

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			1,047,219	104,722

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.996s, 2045			3,691,000	3,437,428
FRB Ser. 06-C25, Class AJ, 5.737s, 2043			1,273,000	1,282,293
FRB Ser. 05-C20, Class B, 5.248s, 2042			4,060,000	3,941,854
Ser. 07-C34, IO, 0.347s, 2046			31,095,643	376,257

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 04-C15, Class G, 5.395s, 2041			1,500,000	1,282,545
FRB Ser. 03-C8, Class H, 5.206s, 2035			1,304,000	1,227,455

				96,980,000
Residential mortgage-backed securities (non-agency) (24.0%)

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO, 2.861s, 2047			25,598,078	2,999,775

American Home Mortgage Investment Trust Ser. 07-1, Class GIOP, IO, 2.078s, 2047			2,855,614	392,647

Banc of America Funding Corp.
Ser. 06-2, Class 2A13, 6s, 2036			2,607,295	2,659,441
FRB Ser. 07-C, Class 07-C, 2.756s, 2036			4,916,399	4,178,940
FRB Ser. 06-G, Class 2A5, 0.491s, 2036			1,274,702	1,051,629
FRB Ser. 07-D, Class 1A1, 0.421s, 2047			3,220,512	2,528,102

Banc of America Mortgage Securities Ser. 05-11, Class 1A10, 6s, 2035			850,000	827,135

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15.103s, 2042			400,000	183,352
Ser. 12-RR10, Class 8A2, 4s, 2042			890,000	878,875
Ser. 12-RR10, Class 9A1, 2.665s, 2042(F)			3,660,000	3,733,200
FRB Ser. 12-RR10, Class 9A2, 2.665s, 2042(F)			2,320,000	1,624,000
Ser. 12-RR10, Class 4A2, 2.655s, 2036			1,800,000	1,347,388

Barclays Capital, LLC Trust 144A
FRB Ser. 11-RR4, Class 6A4, 14.855s, 2037			2,612,960	1,946,655
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046			42,886,898	1,822,693
Ser. 09-RR7, Class 2A7, IO, 1.574s, 2047			84,580,905	3,628,521

Bear Stearns Adjustable Rate Mortgage Trust
FRB Ser. 05-4, Class 2A3, 2.634s, 2035			3,000,000	2,711,250
FRB Ser. 06-1, Class A1, 2.37s, 2036			893,426	830,886

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3, Class M6, 5.086s, 2034			79,080	27,788

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046			14,984,076	421,053
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036			10,463,811	152,772

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A, 5.589s, 2036			3,521,547	3,248,627

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-12, Class 2A2, 0.581s, 2035			2,080,000	1,476,800
FRB Ser. 12-1, Class 1A2, 0.581s, 2035			2,000,000	1,410,000

Countrywide Alternative Loan Trust
FRB Ser. 06-36T2, Class 1A7, 6 1/4s, 2036			4,209,510	3,293,942
Ser. 07-HY9, Class X, IO, 0.65s, 2047			12,968,966	550,917

Countrywide Home Loans
Ser. 07-17, Class 1A2, 6s, 2037			4,504,552	4,315,050
Ser. 07-1, Class A8, 6s, 2037			3,959,828	3,701,750
Ser. 06-20, Class 1A21, 6s, 2037			1,470,916	1,323,824
Ser. 06-21, Class A1, 6s, 2037			1,854,921	1,650,880
Ser. 06-10, Class 1A16, 6s, 2036			3,806,202	3,392,546
Ser. 06-6, Class 06-6, 6s, 2036			1,099,371	989,434
Ser. 05-13, Class A7, 5 1/2s, 2035			2,750,000	2,765,400

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.755s, 2043		EUR	2,002,000	2,195,278
FRB Ser. 03-2, Class 3C, 3.079s, 2043		GBP	746,898	1,019,688

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021			$10,472	10,263

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036			11,118,617	451,416

GSR Mortgage Loan Trust
FRB Ser. 05-AR4, Class 3A5, 2.769s, 2035			2,100,000	1,884,750
FRB Ser. 06-AR1, Class 2A4, 2.716s, 2036			1,700,000	1,266,500

Harborview Mortgage Loan Trust
FRB Ser. 05-9, Class 2A1C, 0.661s, 2035			1,549,502	1,348,066
FRB Ser. 05-8, Class 1A2B, 0.572s, 2035			1,659,670	381,724
FRB Ser. 05-8, Class 1A2A, 0.542s, 2035			1,417,358	979,036

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR39, Class A1, 0.391s, 2037			7,358,811	4,783,227
FRB Ser. 07-FLX1, Class A2, 0.391s, 2037			4,850,000	4,316,500

JPMorgan Mortgage Trust
FRB Ser. 06-A2, Class 2A2, 5.334s, 2036			3,533,155	3,184,256
FRB Ser. 06-A2, Class 1A3, 2.897s, 2036			3,711,597	3,080,625

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO, 0.8s, 2047			8,404,550	265,269

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3, 3.411s, 2034			94,854	34,723

Structured Asset Mortgage Investments Trust Ser. 07-AR6, Class X2, IO, 0 1/2s, 2047			49,368,911	977,504

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8, Class X, IO, 0.4s, 2036			31,997,476	521,559

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY6, Class 2A1, 4.917s, 2037			1,823,678	1,458,943
FRB Ser. 07-HY1, Class 5A1, 4.837s, 2037			5,741,071	4,478,035
FRB Ser. 07-HY3, Class 2A1, 4.829s, 2037			5,803,041	4,584,403
FRB Ser. 07-HY2, Class 1A1, 2.662s, 2036			1,099,383	860,267
FRB Ser. 07-HY7, Class 2A1, 2.596s, 2037			1,925,876	1,348,113
FRB Ser. 05-AR12, Class 1A4, 2.485s, 2035			1,130,000	1,019,825
FRB Ser. 06-AR14, Class 1A4, 2.298s, 2036			1,268,516	995,785
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046			5,820,157	5,063,537
FRB Ser. 06-AR1, Class 2A1C, 1.224s, 2046			4,458,702	2,251,644
FRB Ser. 06-AR9, Class 1A, 1.154s, 2046			7,511,198	5,783,622
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046			5,089,545	3,918,950
FRB Ser. 06-AR17, Class 1A, 0.974s, 2046			4,574,816	3,339,616
FRB Ser. 06-AR17, Class 1A1, 0.964s, 2046			4,828,973	2,305,834
FRB Ser. 07-OA5, Class 1A, 0.904s, 2047			7,820,773	5,943,788
FRB Ser. 06-AR19, Class 1A, 0.894s, 2047			2,025,963	1,438,433
FRB Ser. 05-AR13, Class A1C3, 0.701s, 2045			8,005,075	5,603,552
FRB Ser. 05-AR17, Class A1C3, 0.691s, 2045			2,057,500	925,875
FRB Ser. 05-AR15, Class A1C3, 0.691s, 2045			1,960,917	745,148
FRB Ser. 05-AR8, Class 2AC2, 0.671s, 2045			3,073,138	2,612,167
FRB Ser. 05-AR11, Class A1B2, 0.661s, 2045			1,861,764	1,591,808
FRB Ser. 05-AR13, Class A1B2, 0.641s, 2045			2,206,348	1,809,205
FRB Ser. 2005-AR17, Class A1B2, 0.621s, 2045			1,434,116	1,140,122
FRB Ser. 05-AR11, Class A1B3, 0.611s, 2045			4,278,014	3,657,702
FRB Ser. 05-AR8, Class 2AC3, 0.601s, 2045			1,068,940	903,255
FRB Ser. 05-AR2, Class 2A1B, 0.581s, 2045			2,348,740	2,043,404
FRB Ser. 05-AR1, Class A3, 0.571s, 2045			1,209,600	1,034,208
FRB Ser. 05-AR15, Class A1A2, 0.491s, 2045			5,522,483	4,583,661
FRB Ser. 05-AR6, Class 2AB3, 0.481s, 2045			1,033,030	898,736

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-OA3, Class 5A, 2.319s, 2047			3,840,214	2,553,742
FRB Ser. 06-AR11, Class 1A, 1.114s, 2046			5,856,698	4,480,374
FRB Ser. 07-OA1, Class A1A, 0.854s, 2047			6,809,270	4,647,327

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-11, Class A36, 6s, 2037			991,638	986,679
Ser. 07-8, Class 2A8, 6s, 2037			8,020,243	8,040,294
Ser. 07-12, Class A7, 5 1/2s, 2037			796,955	820,864
Ser. 06-3, Class A2, 5 1/2s, 2036			2,000,000	2,020,000
FRB Ser. 07-AR3, Class A2, 5.39s, 2037			924,831	816,374
FRB Ser. 06-AR1, Class 2A5, 5.359s, 2036			2,040,000	2,021,640
FRB Ser. 06-AR11, Class A6, 5.08s, 2036			2,521,737	2,332,607
FRB Ser. 05-AR16, Class 4A2, 2.65s, 2035			2,825,245	2,740,487
FRB Ser. 06-AR17, Class A1, 2.63s, 2036			2,084,262	1,792,465
FRB Ser. 06-AR2, Class 2A3, 2.629s, 2036			1,494,322	1,436,189
FRB Ser. 05-AR15, Class 1A8, 2.617s, 2035			3,310,000	2,995,550

				198,789,886

Total mortgage-backed securities (cost $388,164,379)				$402,189,987

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (36.6%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038			$1,386,861	$1,570,565
3s, TBA, January 1, 2043			2,000,000	2,118,750
3s, TBA, November 1, 2042			3,000,000	3,195,234

				6,884,549
U.S. Government Agency Mortgage Obligations (35.8%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates 3s, TBA, November 1, 2042			15,000,000	15,711,329

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016			6,760	7,133
3s, TBA, February 1, 2043			23,000,000	23,974,804
3s, TBA, November 1, 2042			244,000,000	256,142,806

				295,836,072

Total U.S. government and agency mortgage obligations (cost $301,475,439)				$302,720,621

U.S. TREASURY OBLIGATIONS (0.1%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2040(i)			$285,554	$427,743

Total U.S. treasury obligations (cost $427,743)				$427,743

CORPORATE BONDS AND NOTES (29.6%)(a)
			Principal amount	Value

Basic materials (1.6%)

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022			$165,000	$168,300

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			695,000	695,000

Boise Cascade LLC / Boise Cascade Finance Corp. 144A sr. unsec. notes 6 3/8s, 2020 (United Kingdom)			70,000	71,400

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s, 2018 (Germany)			620,000	675,800

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			430,000	478,913

Edgen Murray Corp. 144A company guaranty sr. notes 8 3/4s, 2020			235,000	233,238

Ferro Corp. sr. unsec. notes 7 7/8s, 2018			650,000	599,625

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			290,000	290,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015 (Australia)			203,000	204,523

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			420,000	407,232

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			255,000	240,338

Grohe Holding GmbH 144A company guaranty sr. notes FRN 4.252s, 2017 (Germany)		EUR	721,000	915,067

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			$310,000	313,100

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			661,000	751,888

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)			183,000	182,543

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015 (United Kingdom)			130,000	137,800

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)			100,000	101,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes Ser. REGS, 7 7/8s, 2016 (Luxembourg)		EUR	413,000	510,129

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)			$500,000	578,125

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s, 2024 (Netherlands)			525,000	607,688

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019 (Netherlands)			950,000	1,028,375

Momentive Performance Materials, Inc. company guaranty notes 9 1/2s, 2021		EUR	310,000	293,676

Momentive Performance Materials, Inc. 144A company guaranty sr. notes 10s, 2020			$81,000	77,760

MPM Escrow LLC / MPM Finance Escrow Corp. 144A sr. notes 8 7/8s, 2020			185,000	181,300

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			360,000	396,900

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			546,000	552,596

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s, 2019 (Australia)			175,000	182,009

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			95,000	98,325

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020			298,000	327,800

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company guaranty sr. notes 9s, 2017			315,000	321,300

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN, 1.599s, 2015 (Germany)		EUR	339,000	431,323

Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)			$200,000	200,500

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2022			75,000	78,375

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2019			95,000	99,275

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			456,000	501,600

Tronox Finance, LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2020			485,000	483,788

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			73,000	27,010

				13,443,621
Capital goods (1.7%)

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020			70,000	72,450

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			53,000	56,445

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			799,000	866,915

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018 (Luxembourg)(PIK)		EUR	158,343	208,992

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg)(PIK)			$111,858	147,638

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s, 2017 (Ireland)		EUR	190,000	260,308

Ardagh Packaging Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		EUR	130,000	178,106

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			$689,000	764,790

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			325,000	339,625

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			82,000	86,510

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			199,000	216,413

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021			56,000	63,560

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			425,000	435,625

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017(PIK)			160,000	160,400

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			371,000	409,955

Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 144A company guaranty sr. unsec. notes 10 1/8s, 2020			250,000	266,250

Continental Rubber of America Corp. 144A notes 4 1/2s, 2019			195,000	198,731

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)		EUR	100,000	140,955

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			$709,000	765,720

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			860,000	1,120,973

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022			115,000	114,569

Mueller Water Products, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2020			51,000	58,523

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			657,000	606,083

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			265,000	286,200

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067 (United Kingdom)		EUR	350,000	464,735

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016 (France)		EUR	593,000	839,345

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 7/8s, 2019			$150,000	162,375

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 1/8s, 2019			160,000	170,400

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9 7/8s, 2019			350,000	366,625

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9s, 2019			185,000	187,313

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)			120,000	117,900

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 5 3/4s, 2020			235,000	237,350

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 3/4s, 2016		EUR	843,000	1,139,092

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			$345,000	375,619

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			330,000	359,288

Terex Corp. sr. unsec. sub. notes 8s, 2017			137,000	142,994

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			759,000	800,745

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			232,000	257,520

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			519,000	572,198

				14,019,235
Communication services (4.2%)

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			153,000	165,240

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			155,000	180,963

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			400,000	449,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018			45,000	50,006

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			231,000	249,480

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			296,000	313,760

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			317,000	341,568

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			347,000	371,290

Cequel Communiciations Escrow Capital Corp. 144A sr. unsec. notes 6 3/8s, 2020			95,000	96,188

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			392,000	393,960

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2017			174,000	186,180

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			811,000	863,715

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			550,000	567,188

Cricket Communications, Inc. company guaranty sr. unsec. unsub. notes 10s, 2015			870,000	914,588

Cricket Communications, Inc. company guaranty sr. unsub. notes 7 3/4s, 2016			1,110,000	1,173,825

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			160,000	175,600

Crown Castle International Corp. 144A sr. unsec. notes 5 1/4s, 2023			310,000	320,850

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)			717,000	770,775

DISH DBS Corp. company guaranty 7 1/8s, 2016			234,000	261,495

DISH DBS Corp. company guaranty 6 5/8s, 2014			1,214,000	1,317,190

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			443,000	493,391

Equinix, Inc. sr. unsec. notes 7s, 2021			305,000	338,550

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021			145,000	171,463

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			140,000	161,350

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018			1,586,000	1,800,110

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			488,000	522,160

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			594,000	660,825

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (United Kingdom)			979,000	1,054,873

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			323,000	346,418

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022 (Bermuda)			190,000	188,575

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			2,334,562	2,457,127

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			586,000	615,300

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s, 2018 (Germany)		EUR	245,000	338,087

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 9 3/8s, 2019			$285,000	317,775

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020			332,000	361,880

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019			85,000	90,738

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020			44,000	44,770

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			131,000	145,083

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			945,000	1,037,138

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			24,000	24,030

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			839,000	832,708

NII Capital Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			36,000	30,240

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			159,000	126,803

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			616,000	663,740

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			371,000	423,868

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018 (United Kingdom)		GBP	410,000	686,449

Qwest Corp. sr. unsec. notes 7 1/2s, 2014			$145,000	161,324

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			382,000	453,315

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			153,000	170,978

SBA Telecommunications, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/4s, 2020			125,000	130,000

Sprint Capital Corp. company guaranty 8 3/4s, 2032			79,000	93,220

Sprint Capital Corp. company guaranty 6 7/8s, 2028			110,000	112,475

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			1,764,000	2,046,240

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			330,000	354,750

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017			370,000	434,750

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020			278,000	305,105

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			959,000	1,184,365

Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)		CHF	160,000	184,080

Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)		EUR	100,000	139,039

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022 (Luxembourg)			$200,000	265,063

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024 (Luxembourg)		EUR	140,000	185,997

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2022			$120,000	123,300

Unitymedia GmbH company guaranty sr. notes Ser. REGS, 9 5/8s, 2019 (Germany)		EUR	678,000	974,630

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr. notes 7 1/2s, 2019 (Germany)			$305,000	432,265

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 8 1/8s, 2017 (Germany)		EUR	489,000	683,730

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)			$677,000	956,871

Virgin Media Finance PLC company guaranty sr. unsec. bonds 8 7/8s, 2019 (United Kingdom)		GBP	79,000	146,307

Virgin Media Finance PLC company guaranty sr. unsec. unsub. notes 5 1/4s, 2022 (United Kingdom)			$200,000	212,575

Wind Acquisition Finance SA 144A company guaranty sr. notes 7 3/8s, 2018 (Luxembourg)		EUR	760,000	914,631

Wind Acquisition Holding company guaranty sr. notes Ser. REGS, 12 1/4s, 2017 (Luxembourg)(PIK)		EUR	250,027	275,461

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			$140,000	151,550

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			584,000	650,430

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			254,000	274,638

				35,113,401
Consumer cyclicals (5.1%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			60,000	66,000

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			50,000	36,125

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			955,000	780,713

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			560,000	460,600

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			361,000	405,223

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			522,000	540,923

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			167,000	170,759

Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022			185,000	196,100

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			600,000	673,500

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			130,000	138,450

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			172,000	172,860

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			164,000	172,200

Bon-Ton Department Stores, Inc. (The) 144A company guaranty sr. notes 10 5/8s, 2017			675,000	618,469

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			235,000	257,619

Building Materials Corp. 144A sr. notes 7s, 2020			140,000	151,900

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			180,000	193,050

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			360,000	392,400

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec. notes 10s, 2019			320,000	353,200

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			596,000	372,500

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			394,000	426,505

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			170,000	192,313

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			265,000	239,163

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2022			175,000	191,844

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021			705,000	753,469

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			100,000	110,250

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			740,150	782,709

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			313,000	273,093

Clear Channel Communications, Inc. 144A company guaranty sr. notes 9s, 2019			128,000	115,840

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020			401,000	381,953

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			715,000	766,838

Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			611,000	597,253

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			695,000	741,913

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018			890,000	981,709

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021			250,000	288,951

Gray Television, Inc. 144A company guaranty sr. unsec. notes 7 1/2s, 2020			290,000	286,375

Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)		CAD	600,000	620,480

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)			$195,000	262,103

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)			128,000	152,928

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			407,000	444,139

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019			440,000	486,200

HD Supply, Inc. 144A company guaranty sr. unsec. notes 11 1/2s, 2020			230,000	242,075

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes 4 3/4s, 2023(R)			120,000	127,500

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			1,007,000	1,127,840

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			821,000	879,496

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes 8 7/8s, 2020			295,000	310,488

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016 (Denmark)		EUR	486,000	648,826

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1, 7 1/2s, 2020		EUR	75,000	105,457

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			$718,000	827,495

Jo-Ann Stores Holdings, Inc. 144A sr. notes 9 3/4s, 2019(PIK)			235,000	231,181

K Hovnanian Enterprises, Inc. 144A company guaranty notes 9 1/8s, 2020			120,000	125,250

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020			260,000	274,300

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			50,000	54,125

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014			225,000	249,750

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022			130,000	137,800

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			460,000	486,450

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017			125,000	130,313

Lennar Corp. 144A company guaranty sr. unsec. notes 4 3/4s, 2022			160,000	158,400

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			360,000	413,100

Limited Brands, Inc. sr. notes 5 5/8s, 2022			190,000	205,200

Lottomatica Group SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)		EUR	730,000	941,666

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5.9s, 2016			$460,000	542,063

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			760,000	91,200

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			274,000	290,440

MGM Resorts International company guaranty sr. notes 9s, 2020			103,000	114,845

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			145,000	150,438

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			471,000	500,438

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			255,000	261,375

MGM Resorts International 144A company guaranty sr. unsec. notes 6 3/4s, 2020			285,000	282,863

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			1,206,979	1,261,293

Navistar International Corp. sr. notes 8 1/4s, 2021			730,000	678,900

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			315,000	316,969

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)			65,000	73,125

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes 4 1/2s, 2020 (Netherlands)			219,000	217,358

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			666,000	738,428

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			258,000	277,350

Owens Corning company guaranty sr. unsec. notes 9s, 2019			1,248,000	1,591,200

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			115,000	128,513

Penske Automotive Group, Inc. 144A company guaranty sr. sub. notes 5 3/4s, 2022			365,000	371,844

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			235,000	259,969

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017(PIK)			165,000	166,444

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			120,000	129,600

Polish Television Holding BV sr. notes stepped-coupon Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands)(STP)		EUR	790,000	1,061,548

QVC Inc. 144A sr. notes 7 1/2s, 2019			$275,000	303,219

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019			120,000	129,000

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019			125,000	135,313

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			354,000	361,965

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			401,000	423,055

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s, 2019 (Germany)		EUR	595,000	870,502

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s, 2019 (Germany)			$200,000	225,500

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			330,000	358,463

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016			200,000	217,750

Sears Holdings Corp. company guaranty 6 5/8s, 2018			323,000	302,005

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022			165,000	170,363

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022			50,000	50,000

Spectrum Brands Holdings, Inc. company guaranty sr. notes 9 1/2s, 2018			879,000	986,678

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			255,000	260,419

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			70,000	75,075

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017			135,000	144,956

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			607,000	656,319

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			299,000	111,378

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			55,000	42,488

Travelport, LLC 144A sr. notes Ser. B, 6.362s, 2016(PIK)			115,861	86,027

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			304,000	218,120

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017			800,000	911,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec. notes 7 7/8s, 2018 (Sweden)		EUR	50,000	66,830

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019			$455,000	465,238

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			821,000	907,205

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			305,000	315,294

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			801,000	849,060

				42,074,756
Consumer staples (1.7%)

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		BRL	1,500,000	833,118

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			$275,000	306,281

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			115,000	125,494

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			633,000	650,414

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			432,000	500,040

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016(PIK)			259,327	282,342

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			284,000	257,375

Claire's Stores, Inc. 144A sr. notes 9s, 2019			695,000	736,700

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			142,000	164,010

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022			200,000	227,000

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 5/8s, 2023			95,000	96,900

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			599,000	638,684

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			279,000	300,274

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			265,000	298,456

Dole Food Co. 144A sr. notes 8s, 2016			207,000	216,056

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s, 2017 (United Kingdom)		EUR	365,000	509,286

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			$380,000	424,175

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)		GBP	300,000	431,413

HDTFS, Inc. 144A company guaranty sr. notes 6 1/4s, 2022			$70,000	70,963

HDTFS, Inc. 144A company guaranty sr. notes 5 7/8s, 2020			70,000	70,700

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			155,000	168,175

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	360,000	504,946

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			$150,000	154,875

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			810,000	793,800

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020			276,000	293,940

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			210,000	222,863

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			500,000	549,375

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			620,000	637,050

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			643,000	660,683

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020			535,000	547,038

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			125,000	143,625

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022			340,000	356,150

United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			1,400,000	1,589,000

United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023			90,000	90,900

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			37,000	38,573

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			447,000	455,940

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020			115,000	122,475

				14,469,089
Energy (6.2%)

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021			309,000	321,360

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022			145,000	153,338

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			300,000	261,000

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			316,000	276,500

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec. notes 7s, 2022			335,000	362,638

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			37,000	50,525

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			666,000	776,776

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			112,000	99,120

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019			383,000	339,913

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A company guaranty sr. notes 6 5/8s, 2020			140,000	144,900

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015 (In default)(NON)			150,000	22,500

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			115,000	123,625

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017			360,000	381,600

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			694,000	747,785

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			325,000	369,688

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021			5,000	5,463

Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017		EUR	145,000	193,601

Chesapeake Energy Corp. company guaranty sr. unsec. notes 9 1/2s, 2015			$1,150,000	1,288,000

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			94,000	94,470

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			515,000	565,856

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			120,000	126,000

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			204,000	213,690

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)		CAD	515,000	424,597

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)			$197,000	162,033

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			293,000	310,580

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			1,667,000	1,762,853

Continental Resources, Inc. company guaranty sr. unsec. notes 5s, 2022			430,000	452,575

Continental Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2022			365,000	385,075

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			850,000	911,625

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A company guaranty sr. unsec. notes 7 1/8s, 2022			150,000	150,750

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			302,000	342,770

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			74,000	81,400

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			882,000	822,465

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			234,000	225,810

Forbes Energy Services Ltd. company guaranty sr. unsec. notes 9s, 2019			340,000	315,350

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			305,000	318,725

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)			780,000	1,005,880

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)			575,000	744,625

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)			1,855,000	2,414,245

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 8.146s, 2018 (Russia)			316,000	386,364

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014 (Russia)			485,000	539,126

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			451,000	451,000

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020			264,000	258,720

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021			419,000	424,761

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017			40,000	41,200

Hiland Partners LP / Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020			190,000	197,600

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)		GBP	222,000	361,068

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			$175,000	174,125

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			100,000	99,000

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			125,000	136,250

Laredo Petroleum, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022			150,000	163,500

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			433,000	491,455

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			184,000	167,440

Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)			1,080,000	1,304,532

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			620,000	664,950

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)			150,000	160,875

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			520,000	388,700

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes 9 1/2s, 2014 (Ukraine)			620,000	630,187

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			180,000	194,175

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes 8s, 2020			375,000	388,125

Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023			250,000	265,625

Offshore Group Investment, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			316,000	347,205

Offshore Group Investment, Ltd. 144A company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)			460,000	453,100

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018			539,000	589,181

Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016			543,000	621,735

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			44,000	46,640

Pemex Project Funding Master Trust company guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)			340,000	424,150

Pemex Project Funding Master Trust company guaranty unsec. unsub. notes 6 5/8s, 2038 (Mexico)			325,000	406,250

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)			270,000	293,625

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			728,000	742,560

Petrobras International Finance Co. company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)			960,000	1,218,979

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)			140,000	180,461

Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)			960,000	1,088,694

Petrohawk Energy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			225,000	242,438

Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)			4,530,000	3,592,698

Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)			650,000	408,194

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			910,000	841,586

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)			2,205,000	1,928,868

Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)			4,455,000	3,998,363

Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 8s, 2013 (Venezuela)			315,000	316,575

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)			1,440,000	1,886,400

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 5/8s, 2021			325,000	325,000

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			350,000	385,875

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			175,000	182,875

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			290,000	320,088

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020			175,000	178,500

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			950,000	1,002,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			11,000	11,440

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			1,344,000	1,411,200

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018			385,000	386,925

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			190,000	199,025

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023			75,000	78,375

Suburban Propane Partners LP/Suburban Energy Finance Corp. 144A sr. unsec. notes 7 3/8s, 2021			304,000	325,280

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			135,000	138,038

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021			250,000	255,000

Williams Cos., Inc. (The) notes 7 3/4s, 2031			158,000	206,024

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017			750,000	800,625

				51,472,706
Financials (3.5%)

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			276,000	260,130

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			380,000	391,400

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			335,000	367,912

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015			240,000	268,860

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			1,320,000	1,555,950

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN 2.618s, 2014			85,000	84,000

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			315,000	392,963

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)			375,000	414,375

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)			1,080,000	1,181,225

Boparan Finance PLC 144A company guaranty sr. unsec. unsub. bonds 9 3/4s, 2018 (United Kingdom)		EUR	135,000	188,307

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			$374,000	375,870

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			135,000	146,475

CIT Group, Inc. sr. unsec. notes 5s, 2022			385,000	398,948

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020			310,000	330,925

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017			250,000	263,450

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			470,000	524,050

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			380,000	405,175

Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019			395,000	384,138

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031			500,000	462,500

Dresdner Funding Trust I 144A bonds 8.151s, 2031			579,000	535,575

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, (Perpetual maturity) (Jersey)			399,000	326,183

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub. bonds FRB 5.13s, (Perpetual maturity) (Jersey)		EUR	486,000	600,851

Hub International Ltd. 144A company guaranty sr. notes 8 1/8s, 2018			$155,000	159,650

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			895,000	962,125

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			126,000	135,293

International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022			455,000	472,063

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015			175,000	182,000

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097			670,000	690,827

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021(R)			177,000	191,160

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			255,000	265,838

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			174,000	194,228

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020			105,000	105,788

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017			230,000	229,713

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			230,000	265,650

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019			300,000	321,000

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s, (Perpetual maturity) (United Kingdom)			525,000	364,875

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN, 7.64s, 2049 (United Kingdom)			600,000	504,329

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes 7 1/8s, 2014 (Russia)			775,000	820,570

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. notes 5.298s, 2017 (Russia)			550,000	589,314

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Luxembourg)			500,000	560,477

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Luxembourg)			1,160,000	1,229,577

State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)			360,000	378,706

UBS AG/ Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN, 7.152s, (Perpetual maturity) (Jersey)		EUR	400,000	531,603

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, (Perpetual maturity) (Jersey)		EUR	182,000	213,401

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)			$425,000	413,869

Vnesheconombank Via VEB Finance PLC 144A bank guaranty, sr. unsec. unsub. bonds 6.8s, 2025 (Russia)			468,000	554,000

VTB Bank OJSC 144A jr. sub. notes FRN 9 1/2s, 2049 (Russia)			1,650,000	1,663,407

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)			1,065,000	1,134,470

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			3,196,000	3,448,037

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)			2,406,000	2,562,943

				29,004,175
Health care (2.0%)

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			325,000	342,469

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)		EUR	364,000	500,654

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020			$510,000	526,575

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			380,000	402,800

Capsugel FinanceCo SCA 144A company guaranty sr. unsec. notes 9 7/8s, 2019		EUR	455,000	666,675

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017(PIK)			$470,000	455,900

CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018			360,000	373,500

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019			507,000	546,926

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			250,000	263,125

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)		EUR	160,000	221,424

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)			$1,070,000	1,160,950

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			504,000	534,240

Endo Health Solutions, Inc. company guaranty sr. unsec. notes 7s, 2019			290,000	313,200

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			370,000	389,425

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015			125,000	143,438

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			511,000	567,210

HCA, Inc. sr. notes 6 1/2s, 2020			1,454,000	1,603,035

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			128,000	143,360

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			740,000	771,450

Hologic, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2020			110,000	116,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019			758,000	697,360

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020			202,000	205,535

Jaguar Holding Co. I 144A sr. notes 9 3/8s, 2017(PIK)			190,000	192,850

Kinetic Concepts/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			291,000	277,905

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			345,000	379,500

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			277,000	301,930

Service Corporation International sr. notes 7s, 2019			180,000	197,100

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2020			353,000	351,235

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			430,000	461,713

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			640,000	659,200

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015			329,569	336,160

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			370,000	397,750

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			276,000	314,640

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018			455,000	491,400

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			471,000	526,343

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			70,000	75,338

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			170,000	181,263

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			70,000	75,075

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			16,000	11,200

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)			70,000	73,675

				16,250,128
Technology (1.4%)

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			167,000	138,193

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			252,000	224,280

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			552,000	503,700

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			288,000	282,960

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			643,000	626,925

Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019			183,000	192,150

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			258,000	288,315

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			172,000	187,695

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			790,000	815,675

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			783,603	803,193

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016			242,000	236,555

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			537,000	537,000

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020			175,000	190,750

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			235,000	243,225

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			85,000	89,250

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			855,000	925,538

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019			125,000	138,125

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020			1,035,000	1,089,338

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021			290,000	320,450

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes 9 3/4s, 2018 (Netherlands)			516,000	602,430

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			433,000	469,805

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 10 1/4s, 2015			817,000	835,791

SunGard Data Systems, Inc. 144A company guaranty sr. sub. notes 6 5/8s, 2019			265,000	267,319

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			344,000	373,670

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			431,000	459,015

Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)			380,000	520,892

				11,362,239
Transportation (0.3%)

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018 (Luxembourg)		CHF	1,111,000	1,276,463

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018 (Luxembourg)			$170,000	179,775

Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018			466,000	500,950

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			555,000	595,238

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			99,000	63,360

				2,615,786
Utilities and power (1.9%)

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			1,140,000	1,303,875

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021			310,000	346,425

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			342,000	377,910

Calpine Corp. 144A sr. notes 7 1/4s, 2017			896,000	949,760

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			615,000	761,477

Dynegy Holdings, LLC bonds 7 3/4s, 2019			940,000	5,875

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			289,000	141,610

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			135,000	67,838

Edison Mission Energy sr. unsec. notes 7.2s, 2019			292,000	143,080

Edison Mission Energy sr. unsec. notes 7s, 2017			44,000	21,230

El Paso Corp. sr. unsec. notes 7s, 2017			160,000	182,806

El Paso Natural Gas Co. debs. 8 5/8s, 2022			577,000	789,346

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			1,390,000	1,476,875

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			784,000	856,520

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			692,000	787,150

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019			170,000	183,600

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes 9 3/8s, 2020			600,000	663,000

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022			120,000	124,200

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			644,000	722,890

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			105,000	119,700

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			220,000	245,025

Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)			1,525,000	1,934,005

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019			180,000	207,000

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			1,375,000	1,505,625

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			255,000	303,981

Regency Energy Partners company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			280,000	291,200

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028			145,000	198,748

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			205,000	146,575

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s, 2049 (Replace maturity date by Perpetual maturity) (Sweden)		EUR	364,000	498,092

				15,355,418

Total corporate bonds and notes (cost $234,668,792)				$245,180,554

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.0%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017			$1,665,000	$1,215,450

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013			$1,136,000	1,056,480

Argentina (Republic of) sr. unsec. bonds FRB 0.543s, 2013			3,113,000	357,995

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015			13,260,000	10,972,650

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033			2,863,164	1,961,268

Brazil (Federal Republic of) unsec. notes 10s, 2017		BRL	3,500	1,867,944

Brazil (Federal Republic of) unsub. notes 10s, 2014		BRL	2,365	1,234,009

Chile (Republic of) notes 5 1/2s, 2020		CLP	347,500,000	769,180

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021			$620,000	702,720

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017			565,000	621,973

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s, 2013 (India)		INR	53,200,000	956,908

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017			$1,590,000	1,847,993

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038			920,000	1,392,650

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014			180,000	192,062

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037			1,555,000	2,089,811

International Bank for Reconstruction & Development sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014		RUB	22,650,000	705,666

Iraq (Republic of) 144A bonds 5.8s, 2028			$1,275,000	1,195,950

Ireland (Republic of) unsec. bonds 5 1/2s, 2017		EUR	1,019,000	1,433,531

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017		EUR	1,019,000	1,217,452

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030			$51,925	65,753

Russia (Federation of) 144A sr. notes 5 5/8s, 2042			4,000,000	4,797,760

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017			400,000	424,260

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030			4,349,843	5,504,726

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017		EUR	1,019,000	1,382,734

Sri Lanka (Republic of) 144A notes 7.4s, 2015			$440,000	483,573

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017			3,785,000	4,582,121

Ukraine (Government of ) Financing of Infrastructural Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017			425,000	403,750

Ukraine (Government of) 144A bonds 7 3/4s, 2020			830,000	866,205

Ukraine (Government of) 144A notes 9 1/4s, 2017			2,640,000	2,871,473

Ukraine (Government of) 144A sr. unsec. bonds 7.95s, 2014			700,000	708,733

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021			1,105,000	1,164,814

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013			4,165,000	4,192,073

United Mexican States sr. unsec. notes 5 3/4s, 2110			1,120,000	1,316,000

Venezuela (Republic of) sr. unsec. bonds 7s, 2038			650,000	466,219

Venezuela (Republic of) unsec. notes 10 3/4s, 2013			2,510,000	2,579,351

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018			2,215,000	2,444,629

Total foreign government and agency bonds and notes (cost $63,815,618)				$66,045,866

SENIOR LOANS (1.8%)(a)(c)
			Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015			$507,599	$507,599

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B1, 5 1/2s, 2017			60,158	60,566

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.461s, 2018			1,677,518	1,504,639

Charter Communications Operating, LLC bank term loan FRN Ser. C, 3.47s, 2016			1,120,003	1,123,146

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017			111,264	111,403

Clear Channel Communications, Inc. bank term loan FRN Ser. B, 3.866s, 2016			987,831	815,114

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018			249,277	248,530

Emergency Medical Services Corp. bank term loan FRN Ser. B, 5 1/4s, 2018			341,041	343,684

Frac Tech International, LLC bank term loan FRN Ser. B, 8 1/2s, 2016			274,077	245,984

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.22s, 2014(PIK)			199,151	189,891

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.22s, 2014(PIK)			113,360	108,089

Goodman Global, Inc. bank term loan FRN 9s, 2017			271,091	272,853

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016			416,710	416,825

HUB International, Ltd. bank term loan FRN 6 3/4s, 2017			162,011	163,226

Intelsat SA bank term loan FRN 3.214s, 2014 (Luxembourg)			885,000	876,980

iStar Financial, Inc. bank term loan FRN 5 3/4s, 2017			300,000	299,250

Landry's, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017			816,648	823,964

Momentive Performance Materials, Inc. bank term loan FRN Ser. B1, 3 3/4s, 2015			163,510	162,488

Motor City Casino bank term loan FRN 6s, 2017			535,766	538,780

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017			282,994	283,584

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017			170,000	170,850

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			370,000	370,505

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017			201,925	198,139

Plains Exploration & Production Co. bank term loan FRN Class B, 4s, 2019			380,000	381,221

Quintiles Transnational Holdings, Inc. bank term loan FRN 7 1/2s, 2017(PIK)			135,000	136,013

Realogy Corp. bank term loan FRN Ser. B, 4.464s, 2016			800,784	798,115

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017			557,938	558,199

Rite Aid Corp. bank term loan FRN Ser. B, 1.97s, 2014			178,650	176,797

Servicemaster Co. bank term loan FRN 4.46s, 2017			156,126	156,633

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017			290,000	285,288

SRAM Corp. bank term loan FRN 8 1/2s, 2018			135,000	137,025

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.749s, 2017			1,360,286	877,384

Thomson Learning bank term loan FRN Ser. B, 2.47s, 2014			484,033	460,588

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default)(NON)			670,438	512,275

Univision Communications, Inc. bank term loan FRN 4.466s, 2017			197,993	193,609

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016			107,945	108,844

Total senior loans (cost $15,122,751)				$14,618,080

PURCHASED SWAP OPTIONS OUTSTANDING (0.7%)(a)
Counterparty	Expiration		Contract
Fixed right % to receive or (pay)/ Floating rate index/ Maturity date	date/ strike		amount	Value

Barclay's Bank PLC

(1.75)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75		$27,030,000	$306,250

1.75/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75		27,030,000	270,300

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23(E)	Mar-13/2.25		139,573,000	842,742

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23(E)	Mar-13/2.25		139,573,000	842,742

2.27/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.27		8,182,000	397,972

2.13375/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.13375		893,000	32,961

2.2475/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.2475		8,182,000	392,654

2.1125/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.1125		893,000	31,648

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23(E)	Mar-13/2.25		139,573,000	842,742

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625		5,860,000	99,913

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855		5,860,000	94,698

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325		2,266,000	121,390

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325		2,266,000	2,175

2.3675/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.3675		8,182,000	469,647

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825		4,711,000	311,727

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825		4,711,000	31,093

1.845/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.845		5,860,000	85,439

1.835/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.835		5,860,000	73,016

2.305/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.305		2,266,000	120,189

(2.305)/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.305		2,266,000	68

2.34375/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.34375		8,182,000	466,538

1.82/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.82		5,860,000	57,601

Total purchased swap options outstanding (cost $8,161,455)				$5,893,505

CONVERTIBLE BONDS AND NOTES (0.3%)(a)
			Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$365,000	$365,456

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			345,000	507,797

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026(STP)			659,000	570,859

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			398,000	346,758

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			350,000	372,094

Total convertible bonds and notes (cost $2,149,629)				$2,162,964

PREFERRED STOCKS (0.2%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			440	$423,995

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			28,680	749,695

M/I Homes, Inc. $2.438 pfd.(NON)			16,229	356,227

Total preferred stocks (cost $1,191,087)				$1,529,917

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
			Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.			9,017	$366,541

Lucent Technologies Capital Trust I 7.75% cv. pfd.			407	227,920

United Technologies Corp. $3.75 cv. pfd.			4,800	261,024

Total convertible preferred stocks (cost $1,090,219)				$855,485

COMMON STOCKS (0.1%)(a)
			Shares	Value

Dynegy, Inc.(NON)			22,932	$428,835

Magellan Health Services, Inc.(NON)			304	15,246

Trump Entertainment Resorts, Inc.			224	896

Vertis Holdings, Inc.(F)			1,450	15

Total common stocks (cost $648,351)				$444,992

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$0.01	117	$3,686

Smurfit Kappa Group PLC 144A (Ireland)(F)	10/1/13	EUR 1.00	960	54,883

Total warrants (cost $35,777)				$58,569

SHORT-TERM INVESTMENTS (12.4%)(a)
			Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16%(AFF)			58,988,539	$58,988,539

SSgA Prime Money Market Fund 0.12%(P)			1,536,763	1,536,763

Straight-A-Funding, LLC commercial paper with an effective yield of 0.178%, January 14, 2013			$15,000,000	14,994,375

Straight-A-Funding, LLC commercial paper with an effective yield of 0.178%, December 18, 2012			4,000,000	3,999,060

Straight-A-Funding, LLC commercial paper with an effective yield of 0.158%, December 13, 2012			5,000,000	4,999,067

U.S. Treasury Bills with an effective yield of 0.090%, November 15, 2012(SEG)			1,690,000	1,689,940

U.S. Treasury Bills with effective yields ranging from 0.151% to 0.172%, July 25, 2013(SEG)(SEGSF)			16,482,000	16,462,238

Total short-term investments (cost $102,669,885)				$102,669,982

TOTAL INVESTMENTS

Total investments (cost $1,119,621,125)(b)				$1,144,798,265

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $346,330,419) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Buy	11/21/12	$3,972,872	$3,951,906	$20,966
	Brazilian Real	Buy	11/21/12	1,142,489	1,136,744	5,745
	British Pound	Sell	11/21/12	10,345,885	10,322,889	(22,996)
	Canadian Dollar	Sell	11/21/12	4,100,736	4,155,778	55,042
	Chilean Peso	Sell	11/21/12	361,595	366,266	4,671
	Euro	Sell	11/21/12	4,420,341	4,375,403	(44,938)
	Indonesian Rupiah	Sell	11/21/12	1,234,726	1,228,130	(6,596)
	Japanese Yen	Sell	11/21/12	7,512,752	7,636,096	123,344
	Malaysian Ringgit	Sell	11/21/12	3,180	3,172	(8)
	Mexican Peso	Buy	11/21/12	1,709,648	1,745,253	(35,605)
	New Zealand Dollar	Sell	11/21/12	1,769,474	1,777,299	7,825
	Polish Zloty	Buy	11/21/12	1,763,766	1,783,332	(19,566)
	Singapore Dollar	Sell	11/21/12	1,132,048	1,122,665	(9,383)
	South African Rand	Buy	11/21/12	626,189	620,840	5,349
	South African Rand	Sell	11/21/12	626,189	645,575	19,386
	South Korean Won	Buy	11/21/12	452,422	443,113	9,309
	Swedish Krona	Sell	11/21/12	2,172,529	2,155,677	(16,852)
	Taiwan Dollar	Buy	11/21/12	1,238,819	1,242,180	(3,361)
	Turkish Lira	Buy	11/21/12	1,374,500	1,371,115	3,385
Citibank, N.A.
	Australian Dollar	Buy	11/21/12	6,334,725	6,322,554	12,171
	Brazilian Real	Buy	11/21/12	1,250,223	1,245,233	4,990
	Brazilian Real	Sell	11/21/12	1,250,223	1,250,688	465
	British Pound	Sell	11/21/12	7,775,187	7,765,856	(9,331)
	Canadian Dollar	Sell	11/21/12	2,030,726	2,064,678	33,952
	Euro	Buy	11/21/12	8,247,467	8,232,295	15,172
	Euro	Sell	11/21/12	8,247,467	8,217,668	(29,799)
	Japanese Yen	Sell	11/21/12	6,454,174	6,607,151	152,977
	South Korean Won	Buy	11/21/12	254,597	249,527	5,070
	Taiwan Dollar	Buy	11/21/12	220,497	225,629	(5,132)
	Turkish Lira	Buy	11/21/12	804,490	832,618	(28,128)
Credit Suisse AG
	Australian Dollar	Buy	11/21/12	8,134,696	8,094,164	40,532
	Brazilian Real	Buy	11/21/12	571,883	568,083	3,800
	British Pound	Sell	11/21/12	4,550,479	4,533,347	(17,132)
	Canadian Dollar	Sell	11/21/12	6,739,629	6,822,301	82,672
	Chilean Peso	Sell	11/21/12	553,541	559,928	6,387
	Euro	Sell	11/21/12	3,779,419	3,737,645	(41,774)
	Indonesian Rupiah	Sell	11/21/12	1,234,726	1,228,130	(6,596)
	Mexican Peso	Buy	11/21/12	1,240,365	1,263,273	(22,908)
	New Zealand Dollar	Sell	11/21/12	1,898,024	1,911,457	13,433
	Philippines Peso	Buy	11/21/12	1,906,068	1,887,877	18,191
	Polish Zloty	Buy	11/21/12	1,234,918	1,240,555	(5,637)
	South African Rand	Buy	11/21/12	625,971	620,652	5,319
	South African Rand	Sell	11/21/12	625,971	627,138	1,167
	South Korean Won	Buy	11/21/12	1,548,768	1,516,085	32,683
	Swedish Krona	Sell	11/21/12	2,265,423	2,245,427	(19,996)
	Swiss Franc	Sell	11/21/12	693,206	690,541	(2,665)
	Taiwan Dollar	Buy	11/21/12	390,747	395,592	(4,845)
	Turkish Lira	Buy	11/21/12	2,598,429	2,583,906	14,523
Deutsche Bank AG
	Australian Dollar	Sell	11/21/12	1,309,607	1,323,760	14,153
	Brazilian Real	Buy	11/21/12	610,693	604,202	6,491
	British Pound	Sell	11/21/12	6,277,563	6,279,897	2,334
	Canadian Dollar	Sell	11/21/12	4,158,735	4,227,483	68,748
	Euro	Sell	11/21/12	3,823,496	3,795,898	(27,598)
	Mexican Peso	Buy	11/21/12	2,859	2,908	(49)
	Norwegian Krone	Buy	11/21/12	2,105,140	2,108,051	(2,911)
	Polish Zloty	Buy	11/21/12	1,089,396	1,092,544	(3,148)
	Singapore Dollar	Sell	11/21/12	533,929	529,512	(4,417)
	South Korean Won	Buy	11/21/12	410,823	402,370	8,453
	Swedish Krona	Buy	11/21/12	2,201,038	2,211,600	(10,562)
	Swedish Krona	Sell	11/21/12	2,201,038	2,198,539	(2,499)
	Swiss Franc	Buy	11/21/12	1,396	1,385	11
	Turkish Lira	Buy	11/21/12	768,489	766,158	2,331
Goldman Sachs International
	Japanese Yen	Sell	11/21/12	151,062	154,628	3,566
	Singapore Dollar	Buy	11/21/12	534,995	537,009	(2,014)
	Singapore Dollar	Sell	11/21/12	537,618	533,322	(4,296)
	South Korean Won	Buy	11/21/12	48,382	47,344	1,038
HSBC Bank USA, National Association
	Australian Dollar	Buy	11/21/12	7,567,970	7,546,128	21,842
	British Pound	Sell	11/21/12	4,926,926	4,916,963	(9,963)
	Canadian Dollar	Sell	11/21/12	2,052,545	2,062,256	9,711
	Euro	Buy	11/21/12	4,772,953	4,762,743	10,210
	Indian Rupee	Buy	11/21/12	85,964	87,835	(1,871)
	Japanese Yen	Buy	11/21/12	3,061,293	3,133,851	(72,558)
	Norwegian Krone	Sell	11/21/12	2,098,935	2,073,343	(25,592)
	Russian Ruble	Buy	11/21/12	2,460,604	2,482,307	(21,703)
	South Korean Won	Buy	11/21/12	756,251	739,928	16,323
	Swiss Franc	Buy	11/21/12	1,015,320	1,008,600	6,720
	Turkish Lira	Buy	11/21/12	2,412,470	2,408,667	3,803
JPMorgan Chase Bank, N.A.
	Australian Dollar	Sell	11/21/12	80,846	93,498	12,652
	Brazilian Real	Buy	11/21/12	1,161,107	1,155,499	5,608
	British Pound	Buy	11/21/12	4,774,776	4,793,288	(18,512)
	Canadian Dollar	Sell	11/21/12	2,050,243	2,074,640	24,397
	Chilean Peso	Buy	11/21/12	238,288	240,961	(2,673)
	Euro	Buy	11/21/12	678,646	693,039	(14,393)
	Japanese Yen	Sell	11/21/12	2,586,268	2,638,976	52,708
	Mexican Peso	Buy	11/21/12	1,238,291	1,265,149	(26,858)
	New Zealand Dollar	Sell	11/21/12	1,872,232	1,881,676	9,444
	Norwegian Krone	Buy	11/21/12	6,340,799	6,348,956	(8,157)
	Peruvian New Sol	Buy	11/21/12	2,462,229	2,470,277	(8,048)
	Peruvian New Sol	Sell	11/21/12	2,462,229	2,448,589	(13,640)
	Polish Zloty	Buy	11/21/12	1,799,592	1,820,072	(20,480)
	Russian Ruble	Buy	11/21/12	1,723,826	1,741,748	(17,922)
	Singapore Dollar	Sell	11/21/12	190,027	188,489	(1,538)
	South African Rand	Buy	11/21/12	626,189	620,833	5,356
	South African Rand	Sell	11/21/12	626,189	635,691	9,502
	South Korean Won	Buy	11/21/12	556,677	544,783	11,894
	Swiss Franc	Buy	11/21/12	2,412,795	2,396,620	16,175
	Taiwan Dollar	Buy	11/21/12	745,474	744,797	677
	Turkish Lira	Buy	11/21/12	899,139	905,685	(6,546)
Royal Bank of Scotland PLC (The)
	Euro	Buy	11/21/12	11,408	11,364	44
	Euro	Sell	11/21/12	11,408	11,331	(77)
	South Korean Won	Buy	11/21/12	23,908	23,397	511
State Street Bank and Trust Co.
	Australian Dollar	Buy	11/21/12	4,715,311	4,693,699	21,612
	Brazilian Real	Buy	11/21/12	1,945,365	1,941,123	4,242
	Brazilian Real	Sell	11/21/12	1,945,365	1,945,897	532
	British Pound	Sell	11/21/12	6,697,756	6,669,309	(28,447)
	Canadian Dollar	Sell	11/21/12	6,994,645	7,078,898	84,253
	Chilean Peso	Buy	11/21/12	49,041	49,785	(744)
	Euro	Buy	11/21/12	6,726,832	6,716,501	10,331
	Euro	Sell	11/21/12	6,726,832	6,702,061	(24,771)
	Indonesian Rupiah	Sell	11/21/12	1,234,726	1,228,257	(6,469)
	Japanese Yen	Sell	11/21/12	6,887,519	7,050,857	163,338
	Mexican Peso	Buy	11/21/12	1,501,868	1,533,713	(31,845)
	New Zealand Dollar	Sell	11/21/12	1,261,434	1,268,335	6,901
	Norwegian Krone	Buy	11/21/12	3,952,233	3,976,962	(24,729)
	Polish Zloty	Buy	11/21/12	1,538,622	1,558,068	(19,446)
	Singapore Dollar	Sell	11/21/12	151,333	141,847	(9,486)
	South African Rand	Buy	11/21/12	1,236,000	1,231,706	4,294
	South African Rand	Sell	11/21/12	1,236,000	1,261,221	25,221
	South Korean Won	Buy	11/21/12	244,505	239,776	4,729
	Swedish Krona	Sell	11/21/12	2,047,872	2,033,812	(14,060)
	Swiss Franc	Buy	11/21/12	3,160,027	3,138,809	21,218
	Taiwan Dollar	Buy	11/21/12	1,267,076	1,266,398	678
	Taiwan Dollar	Sell	11/21/12	1,267,076	1,263,358	(3,718)
	Thai Baht	Buy	11/21/12	1,875,692	1,872,178	3,514
	Turkish Lira	Buy	11/21/12	2,008,666	1,995,536	13,130
UBS AG
	Australian Dollar	Buy	11/21/12	6,949,986	6,924,699	25,287
	British Pound	Sell	11/21/12	4,339,414	4,327,494	(11,920)
	Canadian Dollar	Sell	11/21/12	3,604,364	3,669,421	65,057
	Euro	Buy	11/21/12	303,219	313,281	(10,062)
	Indian Rupee	Sell	11/21/12	967,229	992,602	25,373
	Japanese Yen	Sell	11/21/12	92,309	94,487	2,178
	Mexican Peso	Buy	11/21/12	604,064	614,105	(10,041)
	New Zealand Dollar	Sell	11/21/12	1,872,314	1,882,488	10,174
	Norwegian Krone	Buy	11/21/12	335,836	342,559	(6,723)
	Philippines Peso	Buy	11/21/12	1,906,070	1,887,381	18,689
	Russian Ruble	Buy	11/21/12	2,460,604	2,485,086	(24,482)
	Singapore Dollar	Sell	11/21/12	1,813,212	1,799,060	(14,152)
	South African Rand	Buy	11/21/12	410,405	411,171	(766)
	South African Rand	Sell	11/21/12	410,405	424,046	13,641
	Swedish Krona	Sell	11/21/12	2,053,221	2,045,472	(7,749)
	Swiss Franc	Sell	11/21/12	7,636,113	7,584,211	(51,902)
	Taiwan Dollar	Buy	11/21/12	1,238,819	1,241,966	(3,147)
	Thai Baht	Buy	11/21/12	1,875,689	1,872,418	3,271
	Turkish Lira	Buy	11/21/12	1,406,495	1,404,340	2,155
WestPac Banking Corp.
	Australian Dollar	Buy	11/21/12	3,784,127	3,772,749	11,378
	British Pound	Sell	11/21/12	2,040,938	2,041,786	848
	Canadian Dollar	Sell	11/21/12	4,077,966	4,121,550	43,584
	Euro	Buy	11/21/12	221,601	248,032	(26,431)
	Japanese Yen	Buy	11/21/12	4,594,783	4,727,131	(132,348)
	Mexican Peso	Buy	11/21/12	670,978	683,126	(12,148)
	Swedish Krona	Sell	11/21/12	152,760	149,632	(3,128)

Total						$448,869

FUTURES CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	5	$650,393	Dec-12	$2,925
Australian Government Treasury Bond 3 yr (Short)	106	12,099,723	Dec-12	(5,349)
Canadian Government Bond 10 yr (Long)	60	8,234,493	Dec-12	59,805
Euro-Bobl 5 yr (Short)	21	3,424,984	Dec-12	(27,645)
Euro-Swiss Franc 3 Month (Short)	87	23,352,115	Dec-12	(339,486)
Japanese Government Bond 10 yr (Short)	2	3,613,930	Dec-12	(14,292)
Japanese Government Bond 10 yr Mini (Long)	18	3,251,409	Dec-12	12,311
U.K. Gilt 10 yr (Short)	12	2,307,145	Dec-12	31,728
U.S. Treasury Note 10 yr (Short)	1	133,031	Dec-12	(174)

Total				$(280,177)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $2,726,724) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/ Floating rate index/ Maturity date	Expiration date/ strike	Contract amount	Value

Deutsche Bank AG
(1.75)/3 month USD-LIBOR-BBA/Mar-23(E)	Mar-13/1.75	$70,824,000	$952,229
1.75/3 month USD-LIBOR-BBA/Mar-23(E)	Mar-13/1.75	70,824,000	1,494,599

Total			$2,446,828

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $79,848,047) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, November 1, 2042	$74,000,000	11/14/12	$77,682,655
Government National Mortgage Association, 3s, November 1, 2042	2,000,000	11/20/12	2,130,156

Total			$79,812,811

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Barclay’s Bank, PLC
		$350,246,000	(E)	$290,469	12/19/14	0.45%	3 month USD-LIBOR-BBA	$(91,298)
		1,229,000	(E)	(1,032)	12/19/14	3 month USD-LIBOR-BBA	0.45%	307
		2,093,000	(E)	(127,029)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(33,493)
		877,000	(E)	52,474	12/19/42	3 month USD-LIBOR-BBA	2.40%	13,281
		42,730,000	(E)	453,711	12/19/22	3 month USD-LIBOR-BBA	1.75%	397,308
		109,927,000	(E)	(525,346)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(380,242)
		17,107,000		—	10/23/22	1.826%	3 month USD-LIBOR-BBA	(171,694)
		14,574,000		—	10/26/22	1.8205%	3 month USD-LIBOR-BBA	(135,982)
	AUD	3,673,000		—	10/4/22	6 month AUD-BBR-BBSW	3.542%	(59,211)
	AUD	18,145,000		—	9/25/22	6 month AUD-BBR-BBSW	3.78687%	83,063
	AUD	30,945,000		—	9/17/22	3.88%	6 month AUD-BBR-BBSW	(376,338)
	EUR	8,514,000		—	10/12/22	6 month EUR-EURIBOR-REUTERS	1.755%	3,706
	EUR	49,147,000		—	10/16/22	1.747%	6 month EUR-EURIBOR-REUTERS	44,918
	EUR	11,611,000		—	10/26/22	6 month EUR-EURIBOR-REUTERS	1.8305%	98,985
	EUR	2,552,000		—	10/2/22	6 month EUR-EURIBOR-REUTERS	1.724%	(6,729)
	EUR	95,799,000	(E)	—	8/3/17	1 month EUR-EONIA-OIS-COMPOUND	1.41727%	116,720
	EUR	4,492,000	(E)	—	8/16/22	1.862%	6 month EUR-EURIBOR-REUTERS	(76,773)
	EUR	5,721,000		—	9/10/22	6 month EUR-EURIBOR-REUTERS	1.8325%	68,359
	GBP	11,061,000		—	10/19/22	6 month GBP-LIBOR-BBA	1.98375%	99,682
	GBP	3,570,000		—	10/26/22	1.96%	6 month GBP-LIBOR-BBA	(16,906)
	GBP	3,790,000		—	9/30/22	6 month GBP-LIBOR-BBA	1.865%	(28,187)
	GBP	6,323,000		—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	(1,483,213)
	GBP	4,143,000		—	7/25/42	6 month GBP-LIBOR-BBA	2.8425%	(140,886)
	GBP	7,350,000		—	7/25/22	1.885%	6 month GBP-LIBOR-BBA	(13,074)
	GBP	2,276,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.93%	18,113
	GBP	6,197,000		—	9/17/22	6 month GBP-LIBOR-BBA	2.048%	130,337
	GBP	15,243,000		—	9/21/22	1.9425%	6 month GBP-LIBOR-BBA	(75,779)
	SEK	32,838,000		—	7/11/22	2.1275%	3 month SEK-STIBOR-SIDE	(56,459)
	Citibank, N.A.
		$2,053,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	65,060
		73,702,000	(E)	17,512	12/19/14	0.45%	3 month USD-LIBOR-BBA	(62,824)
		26,331,000	(E)	(335,720)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(300,963)
		4,525,000	(E)	35,296	12/19/22	3 month USD-LIBOR-BBA	1.75%	29,323
		1,118,000	(E)	47,412	12/19/42	3 month USD-LIBOR-BBA	2.40%	(2,551)
	EUR	8,777,000		—	8/2/22	6 month EUR-EURIBOR-REUTERS	1.8%	91,213
	GBP	5,478,000		—	8/8/22	6 month GBP-LIBOR-BBA	1.97%	73,856
	GBP	7,174,000		—	9/24/22	1.9175%	6 month GBP-LIBOR-BBA	(5,231)
	SEK	43,535,000		—	8/2/22	3 month SEK-STIBOR-SIDE	2.285%	130,458
	Credit Suisse International
		$5,254,000		—	10/15/22	1.73875%	3 month USD-LIBOR-BBA	(12,200)
		10,259,000		—	10/19/22	3 month USD-LIBOR-BBA	1.80375%	84,590
		111,370,000	(E)	(143,580)	12/19/14	3 month USD-LIBOR-BBA	0.45%	(22,186)
		3,117,000	(E)	6,081	12/19/17	3 month USD-LIBOR-BBA	0.90%	12,845
		18,720,000	(E)	1,209,874	12/19/42	3 month USD-LIBOR-BBA	2.40%	373,277
		290,325,000	(E)	246,091	12/19/14	0.45%	3 month USD-LIBOR-BBA	(70,364)
		26,776,000	(E)	19,893	12/19/17	0.90%	3 month USD-LIBOR-BBA	(38,211)
		30,337,000	(E)	(1,989,869)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(634,108)
		210,701,000	(E)	2,242,229	12/19/22	3 month USD-LIBOR-BBA	1.75%	1,964,104
		191,900,000	(E)	(1,678,163)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(1,424,854)
	AUD	7,564,000		—	9/21/22	6 month AUD-BBR-BBSW	3.8275%	63,262
	AUD	5,820,000		—	7/17/22	3.77125%	6 month AUD-BBR-BBSW	(29,589)
	AUD	8,179,000		—	7/24/22	6 month AUD-BBR-BBSW	3.665%	(34,582)
	AUD	6,206,000		—	9/18/22	4.05%	6 month AUD-BBR-BBSW	(168,590)
	CAD	6,014,000		—	10/24/22	2.28875%	3 month CAD-BA-CDOR	(52,800)
	CHF	28,524,000		—	10/4/22	0.92%	6 month CHF-LIBOR-BBA	(17,779)
	CHF	5,140,000		—	10/8/22	6 month CHF-LIBOR-BBA	0.905%	(6,087)
	CHF	5,201,000		—	10/9/22	6 month CHF-LIBOR-BBA	0.92%	6,245
	CHF	5,053,000		—	10/19/22	6 month CHF-LIBOR-BBA	0.94%	10,052
	CHF	5,112,000		—	10/31/22	0.92%	6 month CHF-LIBOR-BBA	624
	EUR	5,757,000		—	10/11/22	1 month EUR-EONIA-OIS-COMPOUND	1.4575%	6,073
	EUR	4,911,000		—	10/26/22	6 month EUR-EURIBOR-REUTERS	1.831%	42,122
	EUR	5,113,000		—	10/29/22	6 month EUR-EURIBOR-REUTERS	1.86%	60,638
	EUR	32,040,000		—	6/28/14	0.85%	6 month EUR-EURIBOR-REUTERS	(234,028)
	EUR	5,853,000		—	8/10/22	1.87%	6 month EUR-EURIBOR-REUTERS	(107,777)
	EUR	4,350,000		—	9/19/22	6 month EUR-EURIBOR-REUTERS	1.913%	92,561
	GBP	3,216,000		—	10/5/22	1.905%	6 month GBP-LIBOR-BBA	5,614
	GBP	14,441,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.9125%	30,093
	GBP	9,278,000		—	9/11/22	1.93%	6 month GBP-LIBOR-BBA	(8,471)
	GBP	4,925,000		—	9/13/22	1.985%	6 month GBP-LIBOR-BBA	(59,301)
	MXN	78,540,000		—	7/21/20	1 month MXN-TIIE-BANXICO	6.895%	428,697
	SEK	139,673,000		—	10/11/22	2.07%	3 month SEK-STIBOR-SIDE	5,917
	SEK	50,985,000		—	10/29/22	3 month SEK-STIBOR-SIDE	2.105%	19,007
	Deutsche Bank AG
		$1,039,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	32,209
		8,048,000	(E)	(2,496)	12/19/17	3 month USD-LIBOR-BBA	0.90%	14,968
		37,370,000	(E)	(351,583)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(302,254)
		45,891,000	(E)	598,485	12/19/22	3 month USD-LIBOR-BBA	1.75%	537,909
	MXN	78,540,000		—	7/17/20	1 month MXN-TIIE-BANXICO	6.95%	450,984
	Goldman Sachs International
		$8,251,000		—	10/30/22	1.80625%	3 month USD-LIBOR-BBA	(63,637)
		24,301,000	(E)	(16,741)	12/19/14	3 month USD-LIBOR-BBA	0.45%	9,747
		17,149,000	(E)	(32,786)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(69,999)
		35,565,000	(E)	(559,728)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(512,782)
		63,155,000	(E)	715,186	12/19/22	3 month USD-LIBOR-BBA	1.75%	631,822
		31,235,000	(E)	2,219,912	12/19/42	3 month USD-LIBOR-BBA	2.40%	824,020
	CHF	9,678,000		—	10/4/22	0.92%	6 month CHF-LIBOR-BBA	(6,032)
	CHF	4,966,000		—	10/18/22	6 month CHF-LIBOR-BBA	0.91%	(5,482)
	EUR	4,719,000		—	10/11/22	1 month EUR-EONIA-OIS-COMPOUND	1.46333%	7,855
	EUR	14,510,000		—	10/18/22	1.818%	6 month EUR-EURIBOR-REUTERS	(110,344)
	EUR	5,113,000		—	10/29/22	1 month EUR-EONIA-OIS-COMPOUND	1.554%	57,504
	EUR	174,180,000	(E)	—	8/1/17	1 month EUR-EONIA-OIS-COMPOUND	1.425%	237,052
	EUR	87,090,000	(E)	—	8/9/17	1 month EUR-EONIA-OIS-COMPOUND	1.4775%	162,550
	EUR	87,090,000	(E)	—	8/9/17	1 month EUR-EONIA-OIS-COMPOUND	1.497%	183,997
	EUR	100,389,000		—	8/30/14	1 month EUR-EONIA-OIS-COMPOUND	0.11%	(38,304)
	EUR	100,389,000		—	8/30/14	0.309%	3 month EUR-EURIBOR-REUTERS	(58,958)
	EUR	100,389,000		—	8/31/14	1 month EUR-EONIA-OIS-COMPOUND	0.11%	(38,318)
	EUR	100,389,000		—	8/31/14	0.314%	3 month EUR-EURIBOR-REUTERS	(72,165)
	EUR	66,883,000	(E)	—	8/31/17	1 month EUR-EONIA-OIS-COMPOUND	1.38%	10,403
	EUR	100,389,000		—	9/3/14	1 month EUR-EONIA-OIS-COMPOUND	0.086%	(104,578)
	EUR	100,389,000		—	9/3/14	0.283%	3 month EUR-EURIBOR-REUTERS	11,711
	EUR	12,703,000		—	9/25/22	1.824%	6 month EUR-EURIBOR-REUTERS	(127,177)
	GBP	6,323,000		—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	683,122
	GBP	5,264,000		—	10/10/22	1.88%	6 month GBP-LIBOR-BBA	31,021
	GBP	16,016,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.91%	27,219
	GBP	5,029,000		—	8/7/22	1.9775%	6 month GBP-LIBOR-BBA	(73,677)
	GBP	9,749,000		—	8/28/22	1.9225%	6 month GBP-LIBOR-BBA	(11,516)
	SEK	52,377,000		—	10/11/22	3 month SEK-STIBOR-SIDE	2.06%	(9,370)
	JPMorgan Chase Bank NA
		$76,154,000	(E)	(138,891)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(304,145)
		78,751,000	(E)	(1,004,949)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(900,998)
		23,785,000	(E)	233,706	12/19/22	3 month USD-LIBOR-BBA	1.75%	202,309
		5,907,000	(E)	596,462	12/19/42	3 month USD-LIBOR-BBA	2.40%	332,478
		55,615,000		—	10/11/22	1.7776%	3 month USD-LIBOR-BBA	(352,337)
	CAD	10,003,000		—	10/3/22	2.15%	3 month CAD-BA-CDOR	28,258
	CAD	9,312,000		—	10/26/22	2.274%	3 month CAD-BA-CDOR	(68,353)
	CAD	8,100,000		—	9/21/21	2.3911%	3 month CAD-BA-CDOR	(212,225)
	CAD	16,713,000		—	5/2/15	3 month CAD-BA-CDOR	1.6575%	154,495
	EUR	4,347,000		—	7/30/22	6 month EUR-EURIBOR-REUTERS	1.803%	47,736
	JPY	520,158,000		—	9/19/22	0.80%	6 month JPY-LIBOR-BBA	(23,987)
	MXN	44,527,000		—	9/11/20	6.82%	1 month MXN-TIIE-BANXICO	(228,483)
	MXN	57,580,000		—	9/14/20	6.82%	1 month MXN-TIIE-BANXICO	(294,799)
	MXN	11,220,000		—	7/16/20	1 month MXN-TIIE-BANXICO	6.99%	66,660
	MXN	57,160,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	(173,054)
	MXN	154,373,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	(467,370)
	MXN	57,160,000		—	8/19/20	1 month MXN-TIIE-BANXICO	6.615%	234,029
	MXN	88,180,000		—	11/4/20	1 month MXN-TIIE-BANXICO	6.75%	424,156
	The Royal Bank of Scotland PLC
		$4,667,000	(E)	(58,650)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(52,488)
	UBS AG
	CHF	65,659,000		—	5/23/13	0.7625%	6 month CHF-LIBOR-BBA	(421,883)

	Total							$(1,468,851)
(E)	See interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$1,229,577	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$8,533
Barclay’s Bank, PLC
	1,222,127	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,300
	2,210,273	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,159
	1,818,105	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,703
	6,686,746	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	46,404
	27,357,223	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	189,852
	1,726,447	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	11,981
	8,465,860	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(51,704)
	864,481	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,581
	3,077,793	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	21,359
	214,144	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,486
	2,042,814	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,161
	9,533,133	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	19,418
	6,982,068	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	48,454
	3,316,205	(5,182)	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	14,983
	7,391,430	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(45,142)
	5,984,765	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	12,190
	2,092,090	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	3,826
	244,729	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	972
	361,325	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,063
	1,981,501	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(12,102)
	12,280,000	—	4/7/16	(2.63%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(259,083)
	4,159,656	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	23,412
	905,514	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	5,096
	7,744,168	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	53,742
	1,071,432	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	4,862
	6,128,443	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	12,483
	5,372,760	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(32,813)
	5,098,515	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	9,324
	3,119,706	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(19,053)
	5,546,745	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	38,493
	1,999,184	—	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,943)
	946,163	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,781
	3,620,850	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	25,128
	7,941,680	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	11,640
	25,731,288	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	52,411
	2,313,920	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	13,023
	5,648,381	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,505
	1,071,089	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,016
	3,473,359	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,536
	2,517,980	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,738
Citibank, N.A.
	3,591,267	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,315
	8,171,257	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	16,644
	7,565,903	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	15,411
Credit Suisse International
	2,723,752	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,548
	19,491,687	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	109,705
	4,872,343	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	27,423
	2,184,827	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	15,162
	3,900,777	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	27,070
	4,062,118	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(24,809)
	1,228,878	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	8,528
	7,413,027	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	41,723
Deutsche Bank AG
	4,062,118	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(24,809)
Goldman Sachs International
	3,759,414	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	26,089
	7,020,000	—	3/1/16	2.47%	USA Non Revised Consumer Price Index- Urban (CPI-U)	80,590
	5,265,000	—	3/3/16	2.45%	USA Non Revised Consumer Price Index- Urban (CPI-U)	54,967
	1,682,732	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,949
	3,630,535	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	26,146
	1,099,671	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	7,920
	7,946,415	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	55,146
	3,993,852	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	27,716
	14,071,243	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	101,337
	13,059,157	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	94,048
	2,572,945	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(15,714)
	966,581	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,903)
	24,313,427	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	175,098
	6,097,171	2,858	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	46,768
	2,077,055	1,136	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	15,550
	6,012,823	(21,843)	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,230
	2,323,412	(3,267)	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	10,860
	4,532,711	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	31,456
	126,941	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	373
	23,577,515	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	163,621
	8,409,694	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	58,361
	1,813,736	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,077)
	8,781,296	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	60,940
	869,872	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	6,037
	8,719,712	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	60,512
	3,524,903	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(21,528)
	2,176,280	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,291)
	64,994	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	191
	166,750	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,018)
	444,802	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,717)
	7,884,000	—	4/3/17	2.3225%	USA Non Revised Consumer Price Index- Urban (CPI-U)	35,249
	7,884,000	—	4/4/17	2.35%	USA Non Revised Consumer Price Index- Urban (CPI-U)	46,878
	5,646,119	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	39,182
	3,781,808	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	26,245
	7,248,698	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	50,304
	5,172,343	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	35,895
	10,774,373	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	74,771
	7,884,000	—	4/5/17	2.355%	USA Non Revised Consumer Price Index- Urban (CPI-U)	49,070
	7,884,000	—	4/5/22	2.66%	USA Non Revised Consumer Price Index- Urban (CPI-U)	(7,805)
GBP	4,920,000	—	3/30/17	(3.0925%)	GBP Non-revised UK Retail Price Index	(194,442)
GBP	4,920,000	—	4/2/17	(3.085%)	GBP Non-revised UK Retail Price Index	(218,674)
GBP	9,840,000	—	9/20/17	2.6625%	GBP Non-revised UK Retail Price Index	429
GBP	4,920,000	—	9/21/17	2.66%	GBP Non-revised UK Retail Price Index	(850)
GBP	4,920,000	—	4/3/17	(3.09%)	GBP Non-revised UK Retail Price Index	(220,857)
JPMorgan Chase Bank NA
	$14,470,104	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	100,419
	9,466,899	5,916	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	74,095
	8,395,697	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	58,264
GBP	4,459,000	—	9/12/14	2.825%	GBP Non-revised UK Retail Price Index	5,467

Total						$1,477,983

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

			Upfront				Fixed payments
			premium			Termi-	received	Unrealized
	Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

	Barclay’s Bank, PLC
	Irish Gov't, 4.50%, 4/18/2020	—	$(81,643)		$1,019,000	9/20/17	(100 bp)	$(44,248)
	Obrigacoes Do Tesouro, 5.45%, 9/23/13	—	(166,263)		1,019,000	9/20/17	(100 bp)	(5,162)
	Credit Suisse International
	Spain Gov't, 5.50%, 7/30/2017	—	(120,132)		1,019,000	9/20/17	(100 bp)	(35,042)
	Deutsche Bank AG
	Republic of Argentina, 8.28%, 12/31/33	B/F	161,961		1,385,000	3/20/17	500 bp	(352,105)
	Russian Federation, 7 1/2%, 3/31/30	—	—		442,500	4/20/13	(112 bp)	(1,806)
	Smurfit Kappa Funding, 7 3/4%, 4/1/15	BB-/F	—	EUR	935,000	9/20/13	715 bp	86,255
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	880,000	9/20/13	477 bp	50,833
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	880,000	9/20/13	535 bp	57,536
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 19 Index	B+ /P	(98,182)		$6,042,000	12/20/17	500 bp	(130,903)
	Russian Federation, 7 1/2%, 3/31/30	BBB/F	—		225,000	9/20/13	276 bp	5,321

	Total							$(369,321)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at October 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
Key to holding's abbreviations
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $827,322,377.
(b)	The aggregate identified cost on a tax basis is $1,135,747,573, resulting in gross unrealized appreciation and depreciation of $28,454,763 and $19,404,071, respectively, or net unrealized appreciation of $9,050,692.
(NON)	Non-income-producing security.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$51,748,870	$264,498,364	$257,258,695	$31,139	$58,988,539
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(E)	Extended effective date.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $276,457,814 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration, convexity, and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, and to isolate prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.
The fund had an average contract amount of approximately 713,300,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 314,500,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to hedge interest rate risk, to gain exposure to interest rates, and to hedge prepayment risk.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
The fund had an average number of contracts of approximately 360 futures contracts outstanding for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $640,100,000 on forward currency contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific markets or countries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Credit default contracts: The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.
In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,213,485 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,688,253 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $689,172.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer cyclicals	$—	$896	$15
Health care	15,246	—	—
Utilities and power	428,835	—	—
Total common stocks	444,081	896	15
Convertible bonds and notes	—	2,162,964	—
Convertible preferred stocks	261,024	594,461	—
Corporate bonds and notes	—	245,180,554	—
Foreign government and agency bonds and notes	—	66,045,866	—
Mortgage-backed securities	—	402,189,987	—
Preferred stocks	—	1,529,917	—
Purchased swap options outstanding	—	5,893,505	—
Senior loans	—	14,618,080	—
U.S. Government and Agency Mortgage Obligations	—	302,720,621	—
U.S. Treasury Obligations	—	427,743	—
Warrants	—	3,686	54,883
Short-term investments	60,525,302	42,144,680	—

Totals by level	$61,230,407	$1,083,512,960	$54,898

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$448,869	$—
Futures contracts	(280,177)	—	—
Written swap options outstanding	—	(2,446,828)	—
TBA sale commitments	—	(79,812,811)	—
Interest rate swap contracts	—	(3,487,081)	—
Total return swap contracts	—	1,498,365	—
Credit default contracts	—	(65,062)	—

Totals by level	$(280,177)	$(83,864,548)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$483,531	$548,593
Foreign exchange contracts	1,608,856	1,159,987
Equity contracts	58,569	—
Interest rate contracts	15,683,203	14,505,419

Total	$17,834,159	$16,213,999

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: December 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: December 28, 2012